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                                          SECURITIES AND EXCHANGE COMMISSION

                                                 Washington, D.C. 20549




                                                        FORM 8-K

                                                      CURRENT REPORT


                                        Pursuant to Section 13 or 15(d) of the
                                             Securities Exchange Act of 1934


                             Date of Report (Date of earliest event reported) June 30, 2002


                               FORD CREDIT FLOORPLAN MASTER OWNER TRUST A SERIES 2001-2
                               --------------------------------------------------------
                                                (Issuer of the notes)






        FORD CREDIT FLOORPLAN CORPORATION                                 FORD CREDIT FLOORPLAN LLC
        ---------------------------------                                 -------------------------
                           (Originators of the trusts that issue notes under the related prospectus and prospectus supplement)
                        (Exact names of registrants as specified in their respective charters)


     Delaware        333-60756-02/      38-2973806                    Delaware        333-60756-02/      38-3372243
     --------        333-60756-03       ----------                    --------        333-60756-03       ----------
                     ------------                                                     ------------
    (State or other  (Commission       (IRS Employer                  (State or other  (Commission       (IRS Employer
    jurisdiction of   File Number)     Identification                 jurisdiction of   File Number)     Identification
    incorporation)                     Number)                        incorporation)                     Number)

     One American Road, Dearborn, Michigan       48126                  One American Road, Dearborn, Michigan       48126
     -------------------------------------       ------                 -------------------------------------       ------
   (Address of principal executive offices)    (Zip Code)             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code 313-594-9876    Registrant's telephone number, including area code 313-594-9876


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Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Floorplan Master Owner Trust A Series 2001-1 and 2001-2 for the Collection Period ended
June 30, 2002, is attached hereto as Exhibit 19 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of Filing

-----------          ------------                            ----------------
Exhibit 19          Ford Credit Floorplan                    Filed with
                    Master Owner Trust A                     this report.
                    Series 2001-1 and 2001-2
                    Servicing Report for the
                    Collection Period ended
                    June 30, 2002.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Floorplan Corporation
                                    Ford Credit Floorplan LLC

                                             (Registrant)


Date: July 15, 2002           By:/s/E. E. Smith-Sulfaro
                                    ---------------------------------
                                    Assistant Secretary

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                                  EXHIBIT INDEX

Designation                 Description

-----------                 -----------
Exhibit 19                  Ford Credit Floorplan
                            Master Owner Trust A
                            Series 2001-1 and 2001-2
                            Servicing Report for the
                            Collection Period ended
                            June 30, 2002.